UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : November 25, 2003

     MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of September 1, 2003, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2003-BC3)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-106175-01             13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 2003 among Merrill Lynch Mortgage Investors, Inc., as depositor, Litton Loan Servicing, LLP, as servicer, and JPMorgan Chase Bank, as trustee.

    On November 25, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2003 is filed as
               Exhibit 99.1 hereto.

MERRILL LYNCH MORTGAGE INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-BC3
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 1, 2003              By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on November 25, 2003



                 Specialty Underwirting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2003-BC3
                                Statement to Certificate Holders
                                      November 25, 2003

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A       305,564,000.00   304,241,704.01   2,355,850.07    360,272.88   2,716,122.95    0.00            0.00      301,885,853.94
M1       23,149,000.00    23,149,000.00           0.00     33,006.62      33,006.62    0.00            0.00       23,149,000.00
M2       19,445,000.00    19,445,000.00           0.00     42,606.16      42,606.16    0.00            0.00       19,445,000.00
M3        6,482,000.00     6,482,000.00           0.00     15,769.27      15,769.27    0.00            0.00        6,482,000.00
B1        5,556,000.00     5,556,000.00           0.00     18,215.96      18,215.96    0.00            0.00        5,556,000.00
B2        5,556,000.00     5,556,000.00           0.00     18,439.75      18,439.75    0.00            0.00        5,556,000.00
B3        4,628,000.00     4,628,000.00           0.00     15,359.82      15,359.82    0.00            0.00        4,628,000.00
R               100.00             0.00           0.00          0.00           0.00    0.00            0.00                0.00
C                 0.00             0.00           0.00  1,470,429.68   1,470,429.68    0.00            0.00                0.00
P                 0.00             0.00           0.00     80,417.15      80,417.15    0.00            0.00                0.00
TOTALS  370,380,100.00   369,057,704.01   2,355,850.07  2,054,517.29   4,410,367.36    0.00            0.00      366,701,853.94

S       370,380,100.00   369,057,704.01           0.00    142,702.31     142,702.31       0.00            0.00   366,701,853.94
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A      84751PAV1     995.67260544      7.70984170     1.17904230      8.88888400          987.96276374       A       1.470000 %
M1     84751PAX7   1,000.00000000      0.00000000     1.42583351      1.42583351        1,000.00000000       M1      1.770000 %
M2     84751PAY5   1,000.00000000      0.00000000     2.19111134      2.19111134        1,000.00000000       M2      2.720000 %
M3     84751PAZ2   1,000.00000000      0.00000000     2.43277846      2.43277846        1,000.00000000       M3      3.020000 %
B1     84751PBA6   1,000.00000000      0.00000000     3.27861051      3.27861051        1,000.00000000       B1      4.070000 %
B2     84751PBB4   1,000.00000000      0.00000000     3.31888949      3.31888949        1,000.00000000       B2      4.120000 %
B3     84751PBC2   1,000.00000000      0.00000000     3.31888937      3.31888937        1,000.00000000       B3      4.120000 %
R      84751PBD0       0.00000000      0.00000000     0.00000000      0.00000000            0.00000000       R       1.470000 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                              Rebekah S. Pappachen
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858
                       Email: rebekah.pappachen@chase.com


Section 4.05(a)(i)        Scheduled Principal                                                                 306,120.81
                          Principal Prepayments                                                             2,049,729.26
                          Repurchased Principal                                                                     0.00
                          Extra Principal Distribution Amount                                                       0.00
                          Prepayment Penalties                                                                 80,417.15

Section 4.05(a)(v)        Total Beginning Number of Loans                                                          2,676
                          Total Beginning Collateral Balance                                              369,059,797.95
                          Total Ending Number of Loans                                                             2,664
                          Total Ending Collateral Balance                                                 366,703,947.88

Section 4.05(a)(v)        Group 1 Beginning Number of Loans                                                        1,085
                          Group 1 Beginning Collateral Balance                                            125,378,746.53
                          Group 1 Ending Number of Loans                                                           1,081
                          Group 1 Ending Collateral Balance                                               124,747,305.17

Section 4.05(a)(v)        Group 2 Beginning Number of Loans                                                        1,591
                          Group 2 Beginning Collateral Balance                                            243,681,051.42
                          Group 2 Ending Number of Loans                                                           1,583
                          Group 2 Ending Collateral Balance                                               241,956,642.71

Section 4.05(a)           O/C Amount                                                                            2,093.94
                          Targeted O/C Amount                                                                       0.00
                          O/C Deficiency Amount                                                                     0.00
                          O/C Release Amount                                                                        0.00
                          Monthly Excess Interest                                                           1,470,429.68
                          Monthly Excess Cash Flow Amount                                                   1,470,429.68

Section 4.05(a)(vi)       Servicing Fee                                                                       153,774.88

Section 4.05(a)(viii)     Current Advances                                                                    244,852.59

Section 4.05(a)(ix)       Cumulative Realized Loss Amount                                                           0.00

Section 4.05(a)(ix)       Cumulative Class A Applied Realized Loss Amount                                           0.00
                          Cumulative Class M1 Applied Realized Loss Amount                                          0.00
                          Cumulative Class M2 Applied Realized Loss Amount                                          0.00
                          Cumulative Class M3 Applied Realized Loss Amount                                          0.00
                          Cumulative Class B1 Applied Realized Loss Amount                                          0.00
                          Cumulative Class B2 Applied Realized Loss Amount                                          0.00
                          Cumulative Class B3 Applied Realized Loss Amount                                          0.00

Section 4.05(a)(x)        Current Realized Loss Amount                                                              0.00
Section 4.05(a)(x)        Current Class A  Applied Realized Loss Amount                                             0.00
                          Current Class M1 Applied Realized Loss Amount                                             0.00
                          Current Class M2 Applied Realized Loss Amount                                             0.00
                          Current Class M3 Applied Realized Loss Amount                                             0.00
                          Current Class B1 Applied Realized Loss Amount                                             0.00
                          Current Class B2 Applied Realized Loss Amount                                             0.00
                          Current Class B3 Applied Realized Loss Amount                                             0.00

Section 4.05(a)(xi)                                                  Loans Delinquent
                                                 Group 1
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        17             2,479,957.92                  1.99 %
                                                2 Month                         4               297,984.30                  0.24 %
                                                3 Month                         0                     0.00                  0.00 %
                                                Total                      21                 2,777,942.22                  2.23 %
                                                 Group 2
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        26             3,012,242.04                  1.24 %
                                                2 Month                         9             1,089,728.99                  0.45 %
                                                3 Month                         2               146,008.01                  0.06 %
                                                 Total                         37             4,247,979.04                  1.75 %

                                                Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                                                  Loans in Foreclosure
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %

Section 4.05(a)(xi)                                                  Loans in Bankruptcy
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           1               52,399.76                  0.04 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %

                                                                     November 25 2003
Section 4.05(a)(xiii)                                                Loans in REO
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00        0.00%
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00        0.00%

Section 4.05(a)(xv)       Has the Step Down Trigger Occurred?                                                               NO

                          Rolling 3 Month Prior Delinquency Percentage                                                     N/A

                          Cumulative Realized Losses as a Percentage of Original Collateral Balance                   0.0000 %

Section 4.05(a)(xvi)      Class A Interest Carryforward Amount                                                            0.00
                          Class S Interest Carryforward Amount                                                            0.00
                          Class M1 Interest Carryforward Amount                                                           0.00
                          Class M2 Interest Carryforward Amount                                                           0.00
                          Class M3 Interest Carryforward Amount                                                           0.00
                          Class B1 Interest Carryforward Amount                                                           0.00
                          Class B2 Interest Carryforward Amount                                                           0.00
                          Class B3 Interest Carryforward Amount                                                           0.00
                          Class R Interest Carryforward Amount                                                            0.00

Section 4.05(a)(xvii)     Class A Interest Carryover Amount Paid                                                          0.00
                          Class S Interest Carryover Amount Paid                                                          0.00
                          Class M1 Interest Carryover Amount Paid                                                         0.00
                          Class M2 Interest Carryover Amount Paid                                                         0.00
                          Class M3 Interest Carryover Amount Paid                                                         0.00
                          Class B1 Interest Carryover Amount Paid                                                         0.00
                          Class B2 Interest Carryover Amount Paid                                                         0.00
                          Class B3 Interest Carryover Amount Paid                                                         0.00
                          Class R Interest Carryover Amount Paid                                                          0.00

Section 4.05(a)(xviii)    Repurchased Principal                                                                           0.00

Section 4.05(a)(xx)       Credit Risk Manager Fee Paid                                                                4,613.25





Section 4.05(a)           Weighted Average Mortgage Rate for All Loans                                                  7.40 %

                          Weighted Average Term to Maturity Group 1                                                        324
                          Weighted Average Term to Maturity Group 2                                                        356

Section 4.05(a)           Total Class Interest Accrual Relief Act Reduction                                               0.00
                          Class A Interest Accrual Relief Act Reduction                                                   0.00
                          Class S Interest Accrual Relief Act Reduction                                                   0.00
                          Class M1 Interest Accrual Relief Act Reduction                                                  0.00
                          Class M2 Interest Accrual Relief Act Reduction                                                  0.00
                          Class M3 Interest Accrual Relief Act Reduction                                                  0.00
                          Class B1 Interest Accrual Relief Act Reduction                                                  0.00
                          Class B2 Interest Accrual Relief Act Reduction                                                  0.00
                          Class B3 Interest Accrual Relief Act Reduction                                                  0.00
                          Class R Interest Accrual Relief Act Reduction                                                   0.00

Section 4.05(a)           Net Prepayment Interest Shortfalls                                                              0.00
                          Class A Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                          Class S Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                          Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                          Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                          Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                          Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                          Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                          Class B3 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                          Class R Interest Accrual Prepayment Interest Shortfall Reduction                                0.00

                          Beginning Cap Contract Balance                                                        362,595,181.11
                          Current Period Cap Contract Amount                                                              0.00
                          Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                               0.00
                          Cap Contract Amount Paid to C Class                                                             0.00
                          Ending Cap Contract Balance                                                           354,777,337.16

Section 4.05(a)           Class A Interest Carryover Amount                                                               0.00
                          Class A Unpaid Interest Carryover Amount                                                        0.00

                          Class M1 Interest Carryover Amount                                                              0.00
                          Class M1 Unpaid Interest Carryover Amount                                                       0.00
                          Class M2 Interest Carryover Amount                                                              0.00
                          Class M3 Interest Carryover Amount                                                              0.00

                          Class M2 Unpaid Interest Carryover Amount                                                       0.00
                          Class M3 Unpaid Interest Carryover Amount                                                       0.00


                          Class B1 Interest Carryover Amount                                                              0.00
                          Class B1 Unpaid Interest Carryover Amount                                                       0.00

                          Class B2 Interest Carryover Amount                                                              0.00
                          Class B2 Unpaid Interest Carryover Amount                                                       0.00

                          Class B3 Interest Carryover Amount                                                              0.00
                          Class B3 Unpaid Interest Carryover Amount                                                       0.00

                          Class R Interest Carryover Amount                                                               0.00
                          Class R Unpaid Interest Carryover Amount                                                        0.00
Section 4.05(a)           Available Funds                                                                         4,472,652.51
                          Interest Remittance Amount                                                              2,116,802.44
                          Principal Remittance Amount                                                             2,355,850.07

Sec 4.06(ii) Class C Distributable Amount                                                                         1,470,429.68

Interest Earnings on Certificate Account Paid to Seller                                                                 409.66



                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.